                                                                    EXHIBIT 99.3

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)
                                 (In thousands)



                                                                             Pro Forma
                                                               Historical    Adjustments        Pro Forma
                                                               ----------    -----------        ---------
Total revenue..............................................      $344,974       $(25,456)(a)     $319,518
                                                                 --------       --------         --------
Operating costs and expenses:
   Cost of sales...........................................       315,757        (25,176)(b)      290,581
   Selling, general and administrative expenses............        35,641         (2,616)(c)       33,025
   Environmental expense recovery..........................        (3,000)             -           (3,000)
   Restructuring charges, net .............................         3,373            137 (c)        3,510
                                                                 --------       --------         --------
   Total operating costs and expenses .....................       351,771        (27,655)         324,116
                                                                 --------       --------         --------

   Operating loss..........................................        (6,797)         2,199           (4,598)

Other income (expense):
   Other income, net.......................................           228              -              228
   Interest expense, net...................................       (13,402)          (107)(c)      (13,509)
                                                                 --------       --------         --------

   Loss before income tax provision and minority
     interest .............................................       (19,971)         2,092          (17,879)
Income tax provision ......................................         1,278            554 (c)        1,832
                                                                 --------       --------         --------

   Loss before minority interest ..........................       (21,249)         1,538          (19,711)
Minority interest .........................................          (103)             -             (103)
                                                                 --------       --------         --------
   Net loss ...............................................      $(21,352)      $  1,538         $(19,814)
                                                                 ========       ========         ========

----------------------------------------

(a) Reflects the following:

          Total revenue of EWW and TMS........................................................................... $(35,840)
          Adjustment of intergroup activity between the above companies and the companies retained by Metallurg..   10,384
                                                                                                                  --------
                                                                                                                  $(25,456)
                                                                                                                  ========
(b) Reflects the following:
          Total cost of sales of EWW and TMS..................................................................... $(35,451)
          Adjustment of intergroup activity between the above companies and the companies retained by Metallurg..   10,275
                                                                                                                  --------
                                                                                                                  $(25,176)
                                                                                                                  ========

(c) Reflects the activity of EWW and TMS.